News Release

FOR RELEASE – DECEMBER 9, 2021

Corning Appoints Edward Schlesinger Chief Financial Officer

Company thanks retiring CFO Tony Tripeny for 36 years of service

CORNING, N.Y. — Corning Incorporated (NYSE: GLW) today announced the appointment of Edward Schlesinger to executive vice president and chief financial officer, effective Feb. 18, 2022. Schlesinger will report to Wendell Weeks, chairman and chief executive officer, and will succeed retiring CFO Tony Tripeny, whose important contributions throughout his career have made Corning a stronger company.

Schlesinger, age 54, will oversee Finance and Investor Relations. His transition reflects a broader plan to develop top talent across Corning globally, best positioning the company to capture an attractive set of long-term opportunities and deliver ongoing value to its stakeholders.

“Ed has long played a key role in the growth and financial strength of our company. As part of our succession planning, he’s worked closely with Corning’s Senior Leadership Team – bringing to bear his deep expertise and technical knowledge in all aspects of corporate finance and compliance,” Weeks said.

“Ed is part of a new generation of distinguished leaders stepping up to drive the company through an exciting period of invention and transformation. We look forward to the important contributions he will make toward Corning’s ongoing success,” Weeks continued.

Schlesinger has led the company’s Corporate Accounting, Compliance, Financial Planning & Analysis, Shared Services, and External Reporting functions since 2015. He was appointed senior vice president in 2019 and became a member of the Senior Leadership Team in 2020. He joined the company in 2013 as CFO of Corning’s Optical Communications segment. Prior to Corning, Schlesinger spent more than 20 years serving in various financial leadership roles. He holds a Bachelor of Science in finance from Montclair State University and a Master of Business Administration from St. John’s University. He serves on the board of directors at Hemlock Semiconductor Group.

Tripeny, age 63, has elected to retire in the first quarter of 2022. He was appointed executive vice president in 2018 and has served as Corning’s CFO since September 2015. Throughout his career, he has held several key financial leadership positions in the company.

© 2021 Corning Incorporated. All Rights Reserved.

Corning Appoints Edward Schlesinger Chief Financial Officer

“Tony has been a strategic thought partner, and I am extremely proud of what we have accomplished together during an era of strong execution and growth for the company,” Weeks said.

“We are grateful for Tony’s exceptional service during his 36 years with the company, particularly the trust he’s helped build among our employees and investors. He has been a good friend to me and an inspiration to many people at Corning – exemplifying the values and integrity essential for a leader in his position. We wish him well in his retirement,” Weeks continued.

Caution Concerning Forward-Looking Statements

The statements contained in this release that are not historical facts or information and contain words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “seek,” “see,” “would,” and “target” and similar expressions are forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. Such statements relate to future events that by their nature address matters that are, to different degrees, uncertain. These estimates are subject to change and uncertainty which are, in many instances, beyond our control. There can be no assurance that future developments will be in accordance with management’s expectations. Actual results could differ materially from those expected by us, depending on the outcome of various factors. We do not undertake to update forward-looking statements.

Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, current estimates and forecasts, general economic conditions, its knowledge of its business, and key performance indicators that impact the Company, actual results could differ materially. The Company does not undertake to update forward-looking statements. Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements include, but are not limited to: the duration and severity of the COVID-19 pandemic, and its impact across our businesses on demand, operations, our global supply chains and stock price; the effects of acquisitions, dispositions and other similar transactions; global economic trends, competition and geopolitical risks, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on our businesses' global supply chains and strategies; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including inflation, interest rates, the value of securities and other financial assets, precious metals, oil, natural gas and other commodity prices and exchange rates (particularly between the U.S. dollar and the Japanese yen, new Taiwan dollar, euro, Chinese yuan and South Korean won), and the impact of such changes and volatility on our financial position and businesses; product demand and industry capacity; competitive products and pricing; availability and costs

© 2021 Corning Incorporated. All Rights Reserved.

Corning Appoints Edward Schlesinger Chief Financial Officer

of critical components and materials; new product development and commercialization; order activity and demand from major customers; the amount and timing of our cash flows and earnings and other conditions, which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; possible disruption in commercial activities or our supply chain due to terrorist activity, cyber-attack, armed conflict, political or financial instability, natural disasters, international trade disputes or major health concerns; loss of intellectual property due to theft, cyber-attack, or disruption to our information technology infrastructure; unanticipated disruption to our supply chain, equipment, facilities, IT systems or operations; effect of regulatory and legal developments; ability to pace capital spending to anticipated levels of customer demand; our ability to increase margins through implementation of operational changes, pricing actions and cost reduction measures; rate of technology change; ability to enforce patents and protect intellectual property and trade secrets; adverse litigation; product and components performance issues; retention of key personnel; customer ability to maintain profitable operations and obtain financing to fund ongoing operations and manufacturing expansions and pay receivables when due; loss of significant customers; changes in tax laws and regulations; the impacts of audits by taxing authorities; and the potential impact of legislation, government regulations, and other government action and investigations; and other risks detailed in Corning’s SEC filings.

For a complete listing of risks and other factors, please reference the risk factors and forward-looking statements described in our annual reports on Form 10-K and quarterly reports on Form 10-Q.

Web Disclosure

In accordance with guidance provided by the SEC regarding the use of company websites and social media channels to disclose material information, Corning Incorporated (“Corning”) wishes to notify investors, media, and other interested parties that it uses its website (https://www.corning.com/worldwide/en/about-us/news-events.html) to publish important information about the company, including information that may be deemed material to investors, or supplemental to information contained in this or other press releases. The list of websites and social media channels that the company uses may be updated on Corning’s media and website from time to time. Corning encourages investors, media, and other interested parties to review the information Corning may publish through its website and social media channels as described above, in addition to the company’s SEC filings, press releases, conference calls, and webcasts.

About Corning Incorporated

Corning (www.corning.com) is one of the world's leading innovators in materials science, with a 170-year track record of life-changing inventions. Corning applies its unparalleled expertise in glass science, ceramic science, and optical physics along with its deep manufacturing and engineering capabilities to develop category-defining products that transform industries and

© 2021 Corning Incorporated. All Rights Reserved.

Corning Appoints Edward Schlesinger Chief Financial Officer

enhance people's lives. Corning succeeds through sustained investment in RD&E, a unique combination of material and process innovation, and deep, trust-based relationships with customers who are global leaders in their industries. Corning's capabilities are versatile and synergistic, which allows the company to evolve to meet changing market needs, while also helping our customers capture new opportunities in dynamic industries. Today, Corning's markets include optical communications, mobile consumer electronics, display, automotive, and life sciences.

Media Relations Contact:
Megan Whittemore
(202) 661-4171
whittemom@corning.com

Investor Relations Contact:
Ann H.S. Nicholson
(607) 974-6716
nicholsoas@corning.com

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© 2021 Corning Incorporated. All Rights Reserved.